SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 20, 1998
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                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
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               (Exact Name of Registrant as Specified in Charter)






         Delaware                        1-14122                 75-2386963
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
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              (Registrant's Telephone Number, Including Area Code)




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.      Acquisition or Disposition of Assets


     Pursuant to an Agreement and Plan of Merger, dated as of December 18, 1997 (the "Merger Agreement"), between the Registrant and Continental Homes Holding Corp., a Delaware corporation ("Continental"), on April 20, 1998 (i) Continental was merged with and into the Registrant (the "Merger"), with the Registrant as the surviving corporation, and (ii) each outstanding share of common stock, $.01 par value, of Continental (other than treasury shares, shares held by any wholly owned subsidiary of Continental and shares held by the Registrant or any wholly owned subsidiary of the Registrant) was converted into the right to receive 2.25 shares of common stock, $.01 par value, of the Registrant ("Registrant Common Stock"), plus cash in lieu of fractional shares of Registrant Common Stock.

     The exchange ratio for the Merger was determined in accordance with the Merger Agreement on the basis of the average of the closing prices of Registrant Common Stock as reported for New York Stock Exchange Composite Transactions for 15 randomly selected trading days within the 30 consecutive trading days ending on the date that was five trading days prior to the closing date of the Merger. On the effective date of the Merger, as contemplated by the Merger Agreement, Bradley S. Anderson and W. Thomas Hickcox, former directors of Continental, were elected directors of the Registrant and, as contemplated by amendments to employment agreements executed at the time of the Merger Agreement, the Registrant granted options to each of W. Thomas Hickcox, the former chief executive officer of Continental, and Bruce Dickson, the former head of Continental's Austin division, to purchase 100,000 shares of Registrant Common Stock at an exercise price of $22.6875, the closing price of Registrant Common Stock on such closing date, that vest over a ten-year period, in accordance with the Registrant's 1991 Stock Incentive Plan. Other information concerning the Merger has been previously reported in, and is described in, the Registrant's Registration Statement on Form S-4 (Registration No. 333-44279), dated March 13, 1998, and the Registrant's Current Reports on Form 8-K, dated April 14, 1998 and April 20, 1998.

     Continental designs, constructs, sells and finances single-family homes in Phoenix, Austin, San Antonio, Dallas, Denver, South Florida and Southern California. The Registrant currently intends to operate the business of Continental as a separate region of the Registrant.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements of Businesses Acquired.

         The consolidated financial statements of Continental as of May 31, 1997 and 1996 and for the years ended May 31, 1997, 1996 and 1995, and the report of Arthur Andersen LLP, dated June 18, 1997, included therein, are incorporated herein by reference to the Annual Report of Continental on Form 10-K (SEC File No. 001-10700) for the fiscal year ended May 31, 1997. The unaudited consolidated financial statements of Continental as of August 31, 1997, November 30, 1997, and February 28, 1998 are incorporated herein by reference to the Quarterly Reports of Continental on Form 10-Q for the quarters ended August 31, 1997, November 30, 1997 and February 28, 1998.

         (b)      Pro Forma Financial Information.

         Unaudited Pro Forma Combined Condensed Balance Sheets and Statements of Earnings of the Registrant and Continental as of December 31, 1997 and for each of the three years in the period ended December 31, 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-44279), dated March 13, 1998.

         (c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Registrant and Continental Homes Holding Corp., incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-44279), dated March 13, 1998.

         23.1     Consent of Arthur Andersen LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 1998

                                                D.R. Horton, Inc.
                                                Registrant




                                                By: /s/ David J. Keller
                                                    ----------------------------
                                                    David J. Keller
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Registrant and Continental Homes Holding Corp., incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Registration No.
         333-44279), dated March 13, 1998.

*23.1    Consent of Arthur Andersen LLP



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*        Filed herewith